UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2015

HIGHER ONE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Munson Street

New Haven, CT 06511

(Address of principal executive offices and zip code)

(203) 776-7776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2015, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) issued to Higher One, Inc. (“Higher One”), a wholly-owned subsidiary of Higher One Holdings, Inc. (the “Company”), an Order to Cease and Desist and Order of Assessment of Civil Money Penalty Issued Upon Consent Pursuant to the Federal Deposit Insurance Act, as Amended (“Fed Order”), related to the Federal Reserve Board matter previously disclosed in the Company’s Form 10-K and Form 10-Q filings. Pursuant to the terms of the Fed Order, Higher One is required to, among other things: (1) continue to take all action necessary to correct all violations previously cited by the Federal Reserve Board and prevent the recurrence of similar violations; (2) submit to the Philadelphia Reserve Bank an acceptable written plan to enhance the consumer compliance risk management program to ensure that the marketing, processing, and servicing of student financial aid-related deposit or loan products or services by Higher One comply with all consumer protection laws and regulations; (3) deposit $24,000,000 into a qualified settlement fund for purposes of providing restitution of certain OneAccount fees to consumers, as provided by the Fed Order, and submit to the Philadelphia Reserve Bank an acceptable written plan to provide for the restitution; and (4) pay a civil money penalty of $2,231,250.

Also on December 23, 2015, the Federal Deposit Insurance Corporation (“FDIC”) issued to Higher One a Consent Order, Order for Restitution and Order to Pay Civil Money Penalty (“FDIC Order”) related to the FDIC matter previously disclosed in the Company’s Form 10-K and Form 10-Q filings. Pursuant to the terms of the FDIC Order, Higher One is required to, among other things: (1) continue to correct and eliminate all violations of law previously cited by the FDIC and prevent the recurrence of similar violations; (2) review its Compliance Management System as it relates to its student financial aid-related deposit or loan products and revise, develop and/or implement changes as necessary to ensure such products and services comply with all applicable consumer protection laws; (3) deposit $31,000,000 into a segregated deposit account for the purpose of providing restitution of certain OneAccount fees to consumers, as provided by the FDIC Order; and submit to the Regional Director of the FDIC for non-objection a plan to provide restitution; and (4) pay a civil money penalty of $2,231,250. Concurrent to Higher One entering this FDIC Order, the FDIC lifted the August 7, 2012 Consent Order previously disclosed in the Company’s Form 10-K and Form 10-Q filings.

The foregoing summaries of the Fed Order and FDIC Order (“Orders”) are not complete and are qualified in their entirety by reference to the complete text of the Orders, which will be included in filings to be made with the SEC, as required by applicable law and SEC regulations and are available on the websites of the Board of Governors (www.federalreserve.gov) and the FDIC (www.fdic.gov), respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2015

HIGHER ONE HOLDINGS, INC.

By:

         /s/Marc Sheinbaum__________________

       Marc Sheinbaum

       President and CEO

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